THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                                            EXHIBIT 10.10



08/12/96
                             AGREEMENT OF LEASE


THIS AGREEMENT made and effective as of the 19th day of July, 1996, by and between AQUAPENN SPRING WATER COMPANY, a Pennsylvania corporation, with an address of P. O. Box 938, Milesburg, Pennsylvania, hereinafter referred to as "Lessor",

                                 - A N D -

JOHNSON CONTROLS, INC., a corporation, with an address of 912 City Road, Manchester, Michigan, hereinafter referred to as "Lessee" or "Tenant".

                                WITNESSETH:

          1. Premises. The Lessor, for and in consideration of the payment of the rent and the performance of the covenants and agreements of this Lease as hereinafter set forth, does hereby demise, lease, and let unto the Lessee and Lessee leases from Lessor, 30,000 square feet of floor space located in the Lessor's Milesburg plant as more fully shown on the Plan attached hereto marked Exhibit "A", which is hereinafter referred to as the Demised Premises.

          2. Term. The Lease term shall commence on December 1, 1996 or two
(2) weeks after Lessor notifies Lessee the building is ready for occupancy (the "Commencement Date"), and shall continue until March 31, 2001 (the "Initial Term").

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


          3. Rent. The rent for the Demised Premises during the Initial Term of this Lease shall be [ ] on an annual basis equaling a minimum annual amount of [ ] Dollars payable in equal installments of [ ] Dollars per month. All rents to be paid pursuant to this Lease shall be paid in monthly installments, in advance, on or before the fifth (5th) day of each calendar month. If the Commencement Date is not the first day of a calendar month, the first and last months' rent shall be prorated on a daily basis.

          4. Use. The Demised Premises shall be utilized for Lessee to establish an on-site blowing operation for the production of Lessor's water bottle requirements, including the procurement and set up of tooling for such production, in accordance with the letter of understanding between Lessor and Lessee attached hereto marked Exhibit "B". It is understood that Lessee may blow bottles for Lessee's other customers, provided Lessee has met Lessor's production requirements set forth in Exhibit "B". Lessee shall at its own cost and expense obtain any and all licenses and permits for any such use. Lessee shall comply with all valid governmental laws, ordinances and regulations applicable to such use of the Demised Premises and shall promptly comply with valid governmental orders and directives for the correction, prevention and abatement of any nuisances in or upon or connected with the Demised Premises. Lessee shall not perform any acts or carry on or permit to exist any practices that may unreasonably injure the building or its contents or be an unlawful nuisance or menace to the occupants of adjacent areas or render the insurance on the building in which the Demised Premises is located void or the insurance risk more hazardous than the risk for the permitted usage.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          5. Taxes and Assessments. In addition to the rents provided for herein, Lessee, for the term of this Lease, shall reimburse Lessor for all real estate taxes and Lessee's percentage share of the cost of any special assessment or similar charge levied against the Demised Premises by any taxing authority (an "Imposition"). Any such costs shall be amortized over their useful lives, as determined by Lessor in accordance with generally accepted accounting principles and only the annual amortization amount shall be payable by Lessee in any calendar year. If, by law, any Imposition is payable, or may at the option of the taxpayer be paid in installments, Lessee may pay the same, together with any accrued interest on the unpaid balance of the Imposition, in installments, as the same respectively become due and payable, before a fine, penalty, interest or cost may be added thereto for nonpayment thereof. Lessee shall reimburse Lessor for such payments subject to amortization provisions herein. Further, if any Imposition relating to a fiscal period of a taxing authority, a part of which period is included within the term hereof, any part of which is included in the period of time either prior to the Commencement Date or the end of the term hereof, then such Imposition shall be adjusted between Lessor and Lessee as of the Commencement Date or the end of the term hereof, as the case may be. Lessee shall not be required to pay any taxes imposed upon the income, receipts or profits of Lessor. Lessee shall have the right to contest the amount or validity of any Imposition by appropriate legal proceedings; provided, however, that this right shall not relieve, modify or extend the

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Lessee's obligation to pay such Imposition at the time and in the manner provided in the preceding paragraph.

          6. Alterations. Lessee shall have the right to make alterations, additions or improvements to the Demised Premises which do not adversely affect the structural soundness or integrity of the building and without being obligated for the payment of any additional rent, provided that Lessee shall obtain Lessor's prior written approval of such alterations, additions and improvements which approval shall not be unreasonably withheld. The cost of all leasehold improvements will be the responsibility of the Lessee. If requested by Lessee, Lessor agrees to execute any and all documents necessary to enable Lessee to apply for building permits, zoning approvals and any other approval required of any municipality or governmental unit having jurisdiction over the Demised Premises or the building or improvements to be erected thereon, provided that Lessee pays all expenses in connection therewith. Upon termination of this Lease, all alterations, additions or improvements to the Demised Premises which are not removed by the Lessee pursuant to Section 14 hereof, upon such termination will become the property of Lessor unless otherwise specified in writing by Lessee and Lessor.

          7. Utilities. Lessee shall be responsible for and shall pay, when the same is due and payable, all utilities desired by Lessee in the use of the Demised Premises or in the construction of any improvements on the Demised Premises and the subsequent utilization thereof including, but not limited to, gas, water, electricity, heat, telephone, sewage and trash removal utilized in the Demised Premises.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          8. Insurance. During the term of this Lease, Lessee shall, at its own cost and expense, maintain comprehensive general public liability insurance with respect to the Demised Premises and Lessee's use thereof in at least the following amounts:

          a. With respect to personal injuries (including death) [ ] for any one occurrence.

          b. With respect to property damage [ ] in any one occurrence.

          With respect to the foregoing policies of insurance, Lessor shall be designated as an additional insured with respect to liability arising out of the operations performed by Lessee, but only to the extent of damages directly caused by the negligence of Lessee. All insurance required to be provided by Lessee under this Lease shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania with a financial rating of at least A- or better as rated in the most recent edition of Best's Insurance Reports. All policies of insurance required under this Section 8 shall provide that notice shall be given by the insurance company to Lessor and Lessee at least ten (10) days prior to any termination or cancellation of such policy. Lessee shall provide Lessor with copies of certificates of insurance, or other written evidence of insurance reasonably satisfactory to Lessor, for the initial insured period and each renewal period for the entire term of this Lease. In addition, Lessee shall provide or cause to be provided workers compensation coverage for all employees of Lessee on the Demised Premises and obtain certificates of insurance from all agents or subcontractors of Lessee indicating workers' compensation coverage. During the term of this Lease, the Lessee shall carry insurance coverage on its personal property and

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

improvements located on the Demised Premises, in amounts as shall be satisfactory to Lessee.

          9. Maintenance, Repairs and Replacement. Lessor shall be responsible and obligated only for replacement of the roof and structural parts of the buildings on the Demised Premises, including, but not limited to, foundation, load-bearing and exterior walls. Lessee shall keep the Demised Premises and fixtures therein in good order and condition and perform all maintenance, repairs and replacements necessary to maintain the good condition of the Premises, including, but not limited to, maintenance, repair and replacement, if needed, of the HVAC system servicing the Demised Premises. However, Lessee's expenses for repair and replacement shall not exceed Five Hundred and 00/100 ($500.00) Dollars per year, except if such repairs and replacements are necessitated by Lessee's negligence, whereupon such repairs and replacements shall be Lessee's sole responsibility.

          10. Assignment. Lessee shall not sublease or assign its rights and obligations under this Lease or any part of the Demised Premises without first obtaining Lessor's written consent. Lessor shall have the right to assign any or all of its interest under this Lease, whether incident to a sale of the real estate or otherwise; provided that any such assignment or sale shall bind the assignee or purchaser to the terms of this Lease.

          11. Personal Property. Lessee understands and agrees that all personal property of every kind or description which may at any time be in the Demised Premises shall be there at Lessee's sole risk or at the risk of those claiming under the Lessee and the Lessor shall not be liable for any damage to said property except as may result from and be caused by the

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

gross negligence or wilful misconduct of Lessor, its agents or employees. It shall be Lessee's responsibility to take whatever measures it deems necessary and appropriate to secure and protect its personal property situate in the Demised Property.

          12. Condition of Premises. Lessee covenants and agrees to deliver up and surrender to lessor possession of the Demised Premises upon the expiration of this Lease or its termination as herein provided in as good condition and repair as the same shall be at the commencement of said term or may have been put by the Lessor during the continuance thereof, ordinary wear and tear and condemnation or casualty excepted. It is agreed by the parties that acceptance of delivery of the Demised Premises shall be deemed conclusive evidence that Demised Premises were in good order and conditions at the commencement of the term of this Lease; provided, however, that Lessee and Lessor shall before the execution of this Lease, jointly inspect the Demised Premises to be leased and shall list and, at Lessee's option and expense, photograph any defects in the Demised Premises which have been agreed shall not be Lessee's responsibility upon the expiration or sooner termination of this Lease. Said list of defects, if any, shall be attached hereto marked Exhibit "C".

          13. Inspection. Lessee further agrees to permit the Lessor or Lessor's agents to inspect or examine the Demised Premises at any reasonable time during ordinary business hours and upon one (1) business day's prior notice to Lessee and to permit the Lessor to make such repairs to the building of which the Demised Premises are a part as the lessor may determine desirable or necessary to comply with its obligations hereunder. Lessee further agrees to cooperate with Lessor in making appropriate arrangements to provide for a means of immediate emergency entrance into

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Demised Premises in the event of fire, mechanical or electrical breakdown or similar events.

          14. Removal of Lessee's Property. Lessee shall have the right, at its sole cost and expense, to erect, install, maintain and operate on the Demised Premises such equipment as Lessee may require in its sole discretion and such shall remain the property of Lessee. All such installations shall be effected in compliance with applicable governmental laws, ordinances and regulations. At any time during the term of this Lease and at the time of the expiration or sooner termination hereof, provided all rents and other charges are paid in full, Lessee shall have the right to remove, at its expense, any improvements, fixtures, machinery or equipment upon the expiration or termination of this Lease, if such removal shall not create substantial structural injury and all damage to the Demised Premises occasioned by such removal is promptly repaired. Lessor shall have the right to require the removal of any or all fixtures, equipment or personal property of Lessee upon the expiration or sooner termination of this Lease.

          15. Lessor's Waiver. Lessor agrees to execute upon request, an acceptable form of Lessor's waiver subordinating any claim by Lessor against any equipment or personal or other property of Lessee to the claim of any secured creditor of Lessee. Lessor hereby waives any right to proceed in distraint or distress against any equipment or personal or other property of Lessee for claims arising hereunder, whether under common law or the provisions of the Landlord and Tenant Act of 1951, as the same may be amended or replaced (the "Landlord and Tenant Act"), and further waives the benefit of any statutory or common

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

law Lessor's lien against Lessee's equipment or personal or other property, including, without limitation, any lien that otherwise may arise under the Landlord and Tenant Act.

          16. Signs. Lessee may, at its own risk and in accordance with local zoning ordinances and any applicable private restrictions on the Demised Premises, erect such signs concerning the business of Lessee at the Demised Premises. Lessee agrees to maintain any such signs in a good state of repair, and save Lessor harmless from any loss, cost or damage resulting from the erection, maintenance, existence or removal of the same and shall repair any damage caused by the erection, existence, maintenance or removal of such signs.

          17. Quiet Enjoyment. Lessor covenants and agrees that if the Lessee shall perform all of the covenants and agreements herein stipulated to be performed on the Lessee's part, the Lessee shall at all times during the term of this Lease, have the peaceable and quiet enjoyment and possession of the Demised Premises without any manner of interference or hindrance from the Lessor or any persons lawfully claiming through the Lessor.

          18. Default. If the Lessee shall fail to keep and perform any of the covenants, agreements or conditions of this Lease on its part to be kept or performed (including the covenant to pay rent in the manner specified herein); or if the Lessee shall abandon or vacate the Demised Premises during the term hereof; or if Lessee shall make assignment for the benefit of creditors; or if the interest of the Lessee in the Demised Premises shall be sold under execution or other legal process; or if the Lessee shall be adjudged a bankrupt or the leasehold seized by the trustee in bankruptcy; or if a receiver shall be appointed for the Lessee by the Court, then the Lessor may at Lessor's election, any time thereafter, while

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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such conditions exist, give thirty (30) days' notice to the Lessee of such default, and if such default and condition is not corrected or remedied within said thirty (30) days, then Lessor may, without prejudice to any remedies which might otherwise be used for arrears of rent or proceedings for breach of covenants, exercise those remedies set forth in Section 19 hereof.

          19. Lessor's Remedies. If and in the event the Lessee shall be in default of any of its obligations hereunder as more fully defined in
Section 18 hereof, the Lessor shall have the option to do one or all of the following to the extent that they are not inconsistent:

          a. declare such occurrence as a breach of the Lease and thereupon at its option declare the Lease terminated and retake possession of the Demised Premises;

          b. terminate any right to renew or extend the Lease as may otherwise have been herein agreed;

          c. immediately re-enter and remove all persons and property from the Demised Premises, storing said property in a public warehouse or elsewhere at Lessee's expense without liability on the part of Lessor;

          d. collect by suit or otherwise the balance of the rent due during the residue of the term specified herein, or any other sum that has become due; or enforce by suit or otherwise any covenant or condition or term of the Lease required to be performed by Lessee;

          e. terminate the Lease in which event Lessee agrees to immediately surrender possession of the Demised Premises and to pay Lessor all damages Lessor may incur

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     by reason of Lessee's default including the cost of recovering possession of the Demised Premises;


          f. should Lessor elect to re-enter as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate the Lease, re-let the Demised Premises, or any part thereof, for the account of Lessee either in Lessee's name or otherwise, after using its best efforts to mitigate its damages, upon terms and conditions and for such period (whether longer than the balance of the term hereof or not) as Lessor may deem advisable, with or without any equipment or fixtures that may be situated thereon or therein, in which event, the rents received on any such reletting during the balance of the term of the Lease or any part thereof shall be applied first to the expenses of re-letting and collecting, including necessary renovation and alteration of the Demised Premises and a reasonable attorney's fee and any real estate commission actually paid, and, thereafter, toward payment of all sums due or to become due to Lessor hereunder, and if a sufficient sum shall not be thus realized to pay such rent and other charges, Lessee shall pay to Lessor monthly any deficiency; such monthly deficiencies shall be paid punctually when due, as herein provided, but allowing credit for rental that Lessor may have received in excess of the monthly rental herein stipulated in previous months. No re-entry or taking possession of the Demised Premises shall terminate the Lease unless written notice of such intention is given to Lessee.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          20. Damage. If the Demised Premises should be damaged or destroyed by fire, flood or other casualty, Lessee shall give immediate written notice thereof to Lessor.

          a. Total Destruction. If the Demised Premises should be totally destroyed by fire, flood or other casualty, or if it should be so damaged that rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) days from the date of written notification by Lessee to Lessor of the occurrence of the damage, this Lease will terminate and rent will abate for the unexpired portion of the Lease.

          b. Partial Damage. If the Demised Premises should be damaged by fire, flood or other casualty, but not to such an extent that rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) days, Lessor, at Lessor's expense, shall cause the damage to be repaired to a condition as nearly as practicable to that existing prior to the damage, with reasonable speed and diligence. Lessor shall not be obligated to restore or rebuild the Demised Premises to a condition in excess of that in existence on the commencement date of the term hereof, nor in any event to repair, restore or rebuild any of the additions or alterations made by Lessee. If any Mortgagee of the Demised Premises shall not permit the application of adequate insurance proceeds for repair or restoration of the Demised Premises, or if the casualty shall not be a type insured against under the standard fire policy with extended coverage, then this Lease, at the option of the Lessor, shall be terminated with the rent to be adjusted to a mutually acceptable date, and Lessee shall thereupon promptly vacate the Demised Premises.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          21. Mortgage of Premises. Lessee hereby agrees that this Lease shall be subordinate and inferior to any valid mortgage lien that may now or hereafter be placed upon the Demised Premises, and Lessee shall execute such instrument as may be reasonably necessary to evidence such subordination and that this Lease is in full force and effect, provided that such subordination shall be on the express condition that this Lease shall be recognized by the mortgagee, any purchaser at the foreclosure sale (or by deed in lieu thereof) and the rights of Lessee shall remain in full force and effect during the term of this Lease and shall not be disturbed or extinguished by any such foreclosure purchaser or mortgagee as long as Lessee shall continue to perform all the covenants and conditions of this Lease to be performed by Lessee. This paragraph shall be self-operative and no further instrument or subordination shall be required by any mortgagee.

          22. Lessor's Title. Lessor represents and warrants that, as of the Commence Date, it has good legal title to the premises subject to only such reservations, restrictions, liens, encumbrances, easements and/or outstanding interests, if any, as will not restrict or interfere with Lessee's proposed use of the Demised Premises and that Lessor is not to obtain the consent of any third party in order to enter into and execute and deliver this Lease.

          23. Hazardous or Toxic Substances. Lessor represents and warrants that any handling, transportation, storage, treatment or usage of hazardous or toxic substances that has occurred or will occur on the Demised Premises has been and will continue to be in compliance with all applicable federal, state and local laws, regulations and ordinances. Lessor further represents and warrants that no leak, spill, release, threatened release,

                               13

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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

discharge, emission or disposal of hazardous or toxic substances exists or has occurred on the Demised Premises to date and that the soil, groundwater and soil vapor on or under the Demised Premises is free of toxic or hazardous substances and free of underground storage tanks as of the date that the term of this Lease commences.

          Lessee shall not (either with or without negligence) cause or permit the escape, disposal or release of any hazardous or toxic substances in, on or under the Demised Premises, except in compliance with all applicable federal, state and local laws, regulations and ordinances. Lessee covenants and agrees that the Demised Premises, at all times during its use or occupancy thereof, be kept and maintained so as to comply with all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local or other governmental and regulatory authorities, agencies and bodies applicable to the Demised Premises, pertaining to the use, storage and disposal of all hazardous or toxic substances. Lessee shall immediately notify Lessor in writing of any spill or discharge of hazardous or toxic substances or of the receipt by Lessee of any notice, citation or other communication from any agency concerning any investigation or alleged violation of any environmental laws or regulations on the Demised Premises.

          24. Indemnification Related to Toxic or Hazardous Substances. Lessor and Lessee mutually agree to indemnify, defend and hold harmless the other, including its officers, employees and agents from any claims, judgments, damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims) or loss including attorneys' fees, consultant fees and expert fees (consultants and experts to be selected by Lessor) which arise during or after

                               14
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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the term of this Lease from or in connection with the presence or suspected presence of toxic or hazardous substances in the soil, groundwater or soil vapor on or under the Demised Premises, to the extent the toxic or hazardous substances are present as a result of the actions of the indemnifying party, its officers, employees or agents. Without limiting the generality of the foregoing, the indemnification provided by this Section 24 shall specifically cover costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence in the soil, groundwater or soil vapor on or under the Demised Premises, to the extent the toxic or hazardous substances are present as a result of the actions of the indemnifying party, its officers, employees or agents. Without limiting the generality of any of the foregoing, the indemnification provided by this Section 24 shall also specifically cover costs incurred in connection with:

          a. toxic or hazardous substances present or suspected to be present in the soil, groundwater or soil vapor on or under the Demised Premises during the term of this Lease; or

          b. toxic or hazardous substances that migrate, flow, percolate, diffuse or in any way move onto or under the Demised Premises after the term of this Lease commenced; or

          c. toxic or hazardous substances present on or under the Demised Premises as a result of any discharge, dumping, spilling (accidental or otherwise) onto the

                               15
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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     Demised Premises during the term of this Lease by any person, corporation, partnership or entity other than Lessor.
     The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

          25. Rental for Renewal Term. Landlord hereby gives Tenant two (2) option(s) to extend its Lease for an additional period of five (5) years each, provided Tenant gives Landlord six (6) months' written notice of its intention to extend before the expiration of the present or succeeding lease term. Such extension of the lease shall be upon all of the terms and conditions herein contained, except that the rental for the extended term shall be based on the then prevailing rental rate for this property.

          26. Choice of Law. The validity, interpretation and performance of this Lease and any dispute connected herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          27. Notices. All notices herein provided for shall be considered as having been given if sent by United States post-paid, certified mail, addressed to the respective parties at their addresses herein set forth, or such other addresses designated in writing for receipt of notices.


                       AquaPenn Spring Water Company
                               P. O. Box 938
                       Milesburg, Pennsylvania 16853

                           Johnson Controls, Inc.
                               912 City Road
                         Manchester, Michigan 48158

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TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          28. Entire Agreement. This Lease contains all of the agreements and understandings of the parties hereto concerning the Lease of the Demised Premises.

          29. Time of the Essence. Time shall be of the essence with respect to the performance of the obligations set forth in this Lease.

          30. Amendment. This Lease shall be altered or amended only by a written document executed subsequent to the date of the Agreement of each of the parties.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have hereunto set their hands and respective seals as of the day and year first above written.

WITNESS/ATTEST:                        AQUAPENN SPRING WATER COMPANY


/s/ Traci Watson                       By: /s/ Geoffrey F. Feidelberg
-----------------------------          -----------------------------------



                                       JOHNSON CONTROLS, INC.



           1/13/97                     By: (Illegible Signature)
-----------------------------          -----------------------------------

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                EXHIBIT "A"

                          PLAN OF DEMISED PREMISES


                 [Exhibit A is a diagram setting forth the floor space to be occupied by the Lessee.]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.









                                EXHIBIT "B"

                       FEBRUARY 13, 1996 LETTER FROM
                           JOHNSON CONTROLS, INC.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                            Johnson Controls, Inc.
                                            Plastic Container Division
                                            912 City Road
                                            Manchester, MI  48158
                                            Tel. 313/428 9741

                      [Letterhead of Johnson Controls]


                                            February 13, 1996



Mr. Edward J. Lauth, III
AquaPenn Spring Water Company
3035 Research Drive
State College, PA  16801

Dear Ed:

          This letter sets forth the basic terms of agreement between AquaPenn and Johnson Controls, Inc. Details of the on-site operation and responsibilities of the parties will be agreed within the body of a separate agreement once the facilitization details have been finalized. (See On-Site Attachment)

     o    TERM

          The agreement is for 100% of AquaPenn's bottle requirements at State College, Pennsylvania for five years, effective April 1, 1996 through March 31, 2001. For the first two years of the agreement, Johnson Controls will be the exclusive supplier to AquaPenn and AquaPenn will not consider competitive offers. The 100% bottle requirements are based on the sizes listed below.


     o    PRICING

          Base bare bottle, per 1000, delivered


          12-ounce              24 grams              [ ]

          0.5-liter             24 grams              [ ]

          20-ounce              27 grams              [ ]

          1-liter               37 grams              [ ]

          1.5-liter             42 grams              [ ]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     o    PAYMENT TERMS

          Net 30 days


     o    RESIN

          30-day notice for the purpose of establishing adjustments to base bare bottle pricing, either increases or decreases, due to a change in the price of resin. The resin escalator/de-escalator used will be:

          2.2 x gram weight of the bottle x cents per pound change in resin pricing.


     o    VOLUME - YEAR 1

          12-ounce                  [ ]
          0.5-liter                 [ ]
          20-ounce                  [ ]
          1-liter                   [ ]
          1.5-liter                 [ ]


     o    MANUFACTURING

          Johnson Controls will manufacture bottles on-site and off-line in space supplied by AquaPenn. Bottles will be palletized for delivery to the filling line. Details will be finalized when on-site proposal is finalized.


     o    CONTAINERS

          Johnson Controls will develop 1-liter and 1.5-liter bottle designs for the State College, Pennsylvania facility to match AquaPenn's 20-ounce bottle design. Blowmolds for these containers will be paid for by Johnson Controls providing standard existing preforms can be utilized. Timing will be discussed.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     o    LIGHTWEIGHTING

          Efforts will be made to reduce the gram weight of the containers. The resulting cost savings will be distributed as follows:

               If AquaPenn chooses to pay for [                    ]
               will be passed through to AquaPenn,

                                     OR

               Resin savings will be shared [                      ]
               after Johnson Controls recoups the cost of the tooling.

     o    [                         ].


     o    PARTNERSHIP TEAMS

          A formalized process will be developed to establish partnership teams at both the executive level and the plant level of our respective companies. These teams will meet regularly to identify mutual areas where attention should be focused. They will discuss, among other things, improving communication, quality, operation enhancements, and system-wide cost reductions. [ ].


     o    QUALITY AND SERVICE

          Johnson Controls agrees that it will provide PET containers to AquaPenn that will be merchantable and fit for the purpose for which they are intended and will be free from defects in materials and workmanship.


     o    FORCE MAJEURE

          Neither party shall be liable for failure or delay in performance under this agreement due in whole or part to causes such as an act of God, strike, lockout or other labor dispute, civil commotion, sabotage, fire, flood, explosion, acts of government, unforeseen shortages or unavailability of

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          fuel, power, transportation, raw materials or supplies, inability to obtain or delay in obtaining necessary equipment or governmental approval, permits, licenses or allocations, and an other causes which are not within the reasonable control of the party affected, whether or not of the kind specifically enumerated above. Either party affected by such circumstances shall give written notice thereof to the other part. During any such period, Johnson Controls shall allocate its available supply among its customers in the same proportion as existed before the occurrence of any such circumstances. Performance of this agreement shall be resumes as quickly as reasonably possible after the party affected by any such circumstances has notified the other party that the condition(s) is/are remedied.


Please indicate your agreement to the above terms and conditions by signing in the space provided below and return an originally signed copy.

Sincerely,
JOHNSON CONTROLS, INC.


/s/ James R. King
----------------------
James R. King
Vice President, Sales




AQUAPENN SPRING WATER CO.                 JOHNSON CONTROLS, INC.

BY:/s/ Edward J. Lauth, III               BY:/s/ James R. King
   ------------------------               -----------------------------

NAME:  Edward J. Lauth, III               NAME:  James R. King
       --------------------               -----------------------------

TITLE: President                          TITLE:  Vice President
       --------------------               -----------------------------

DATE:  2/14/96                            DATE:  2/14/96
       --------------------               -----------------------------

cc:  J. Pell
     R. Johnson

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              ON-SITE CONCEPT




It is expected that JCI will establish an on-site blowing operation at the AquaPenn facility in State College. AquaPenn will construct a physical location to house the blowing operation. When JCI is prepared to establish the operation, it will notify AquaPenn, and AquaPenn will then commence construction and facilitization.

The parties will develop a time-line for completion of construction, facilitization and equipment installation, and start-up with a target of commencement of initial production within 6 months after construction begins.

The parties will also agree upon payment and other terms for AquaPenn's lease to JCI, supply of utilities, management systems to be provided by AquaPenn at a cost to JCI, if needed by JCI, responsibilities for employees and other matters relating to an on-site blowing operation. This agreement shall be reached by the parties no later than the commencement of construction.

JCI agrees to add capacity at State College, Pennsylvania if requirements at said location exceed rated capacity.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                EXHIBIT "C"

                              LIST OF DEFECTS


                          [NONE OR TO BE PROVIDED]